UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 8, 2024

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Cottonwood Communities, Inc.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-56165	61-1805524
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

1245 Brickyard Road, Suite 250
Salt Lake City, Utah 84106
(Address of Principal Executive Offices)
(801) 278-0700
(Registrant’s Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

Preferred Offerings

We are conducting two separate best-efforts private placement offerings pursuant to which we are offering two different series of preferred stock to accredited investors. Both offerings are exempt from registration pursuant to Rule 506(b) of Regulation D of the Securities Act because the shares are being offered and sold solely to accredited investors without the use of general solicitation.

In an offering launched December 13, 2022, we are offering a maximum of $150,000,000 in shares of our Series 2023 Preferred Stock (the "Series 2023 Private Offering") at a purchase price of $10.00 per share (with discounts available to certain categories of purchasers). In an offering launched September 19, 2023, we are offering a maximum of $150,000,000 in shares of our Series A Convertible Preferred Stock (the "Series A Convertible Private Offering") at a purchase price of $10.00 per share.

Sales Pursuant to the Series 2023 Private Offering

During the period from June 28, 2024 through July 11, 2024, we issued and sold 47,819 shares of Series 2023 Preferred Stock in the Series 2023 Private Offering and received aggregate proceeds of $475,000. In connection with the sale of these shares in the Series 2023 Private Offering, we paid aggregate selling commissions of $25,500 and placement fees of $14,250. As of July 11, 2024, there were 9,422,489 shares of our Series 2023 Preferred Stock outstanding.

Sales Pursuant to the Series A Convertible Private Offering

During the period from July 5, 2024 through July 11, 2024, we issued and sold 138,628 shares of Series A Convertible Preferred Stock in the Series A Convertible Private Offering and received aggregate proceeds of $1,370,000. In connection with the sale of these shares in the Series A Convertible Private Offering, we paid aggregate selling commissions of $66,900 and placement fees of $41,100. As of July 11, 2024, there were 3,048,439 shares of Series A Convertible Preferred Stock outstanding.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COTTONWOOD COMMUNITIES, INC.

By:	/s/ Enzio Cassinis
Name:	Enzio Cassinis
Title:	President

Date:  July 12, 2024